Exhibit 99.1

Trump Media Announces All TV Streaming Data Centers Are Fully Operational
Truth+ Content Delivery Network Operating from Sites Across the Country

SARASOTA, Fla., Nov 14, 2024 (GLOBE NEWSWIRE) -- Trump Media & Technology Group (Nasdaq: DJT) ("TMTG" or the "Company"), operator of the social media platform Truth Social, is announcing today that it has completed the initial deployment of its cross-country network of data centers that power its custom-built content delivery network ("CDN"), and all planned data centers are now fully operational.

The Company’s CDN is the technological backbone of its new, ultra-fast TV streaming platform, Truth+. With all planned data centers now in operation, the Company will focus on expanding live TV and on-demand content, releasing native apps for additional connected TV systems such as Samsung, LG, and Roku, and evaluating uncancellable advertising and payment processing systems.

“This is a big achievement in the continuing rollout of our TV streaming platform,” said TMTG CEO Devin Nunes. “We’ve optimized our CDN to operate fast, reliably, and with tremendous capacity, and the results are outstanding. As TMTG maintains nearly $700 million in cash and no debt, we’re turning Truth+ into a vital part of our effort to create an uncancellable free-speech beachhead for news, discussion, and entertainment.”

Truth+ is currently available on the Web, through native apps for Android and iOS devices, and through connected TV apps for Amazon Fire, Android, and Apple television sets. The platform includes features such as video on demand, live TV rewind with visual thumbnails, catch-up TV for up to seven days, network DVR, and a Spanish language interface option.

TMTG anticipates that, as the rollout progresses, the Company will continue testing the streaming technology and collecting input from users while progressing toward a full launch.

TMTG's ultra-fast streaming technology is powered through its custom-designed, multi-site CDN using the Company's own servers, routers, and software stack, created with the goal of rendering the service uncancellable by Big Tech.

About TMTG

The mission of TMTG is to end Big Tech's assault on free speech by opening up the Internet and giving people their voices back. TMTG operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America) Email: shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of TMTG. We have based these forward-looking statements on our current expectations and projections about future events, including potential merger & acquisition activity, the rollout of products and features, the future plans, timing and potential success of the streaming services under the CDN. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.